                                                                 Exhibit 10.76



                                OPTION AGREEMENT


        THIS AGREEMENT is made effective as of February 19, 1998, by and between [name of non-employee director] (hereinafter referred to as "Optionee"), and Decora Industries, Inc., a Delaware corporation (hereinafter referred to as "Optionor").

                                    RECITALS:

        WHEREAS, Optionee has performed numerous valuable services to the Optionor, including serving as a director;

        WHEREAS, to compensate Optionee for his services to Optionor, Optionor has granted to Optionee on an annual basis an option to purchase shares of the common stock of Optionor;

        WHEREAS, Optionee has not been granted an option to purchase the common stock of Optionor since August 1996;

        WHEREAS, Optionor now desires to grant to Optionee and Optionee is desirous of acquiring an option to purchase a total of 40,000 shares of the common stock of Optionor (20,000 for 1997 service and 20,000 for 1998 service) subject to the terms and conditions hereinafter set forth;

        NOW, THEREFORE, the parties hereby agree as follows:

        1. Incorporation of Recitals. The parties hereby incorporate by this reference the recitals set forth above.

        2. Grant of Option. Subject to the terms and conditions hereinafter set forth, Optionor hereby gives and grants to Optionee the right and option to purchase theretofore authorized but unissued common shares of Optionor at such time and for the purchase price specified below.

               A. From February 19, 1998, and up until and including February 18, 2003, Optionee shall have the right and option to purchase, at $5.50 per share, and Optionor shall have the obligation to issue to Optionee, 40,000 shares of the authorized but unissued common shares of Optionor.

        3. Exercise of Option. Optionee may exercise any option granted hereunder by notifying Optionor in writing of its intention to exercise such option. A closing date shall then be agreed to in good faith no later than 30 days after the notice, at which time Optionee shall pay the purchase price of the Shares being purchased, and Optionor shall deliver to Optionee the certificates for shares duly endorsed. Optionee may purchase all or any part of the Shares subject to options granted hereby.

        4. Representations. Optionor represents and warrants to Optionee that Optionee, upon proper exercise, shall receive good and marketable title to the shares of Optionor underlying the options being granted hereby, free of all pledges, liens and encumbrances, except as stated in paragraph 5.

        5. Representations and Warranties of Optionee. Optionee hereby represents and warrants that:

                A. The options granted hereby and the Shares which will be purchased by and delivered to Optionee upon exercise of such options are being acquired by Optionee for his own account and not with a view to resale or other disposition thereof.

                B. Optionee will not sell, transfer, or make any other disposition of any option or the shares to be purchased and delivered to Optionee hereunder upon the exercise of such option unless and until (a) such option or shares, as applicable, are included in a registration statement or a post-effective amendment under the Securities Act which has been filed by the Optionor and declared effective by the Securities and Exchange Commission (the "SEC"), or (b) in the opinion of counsel for the Optionor, no such registration statement or post-effective amendment is required, or (c) the SEC has first issued a "no action" letter regarding any such proposed disposition of any option or the shares.

        6. Federal and State Securities Law Requirements. The obligation of the Optionor to deliver and transfer the shares to the Optionee upon any exercise of any option shall be subject to the following:

                A. Optionor may require Optionee, as an additional condition of its obligation to deliver the shares upon exercise of any option hereunder, to make any representations and warranties (including without limit those set forth in Paragraph 5 hereof) with respect to the shares as may, in the opinion of counsel to Optionor, be required to ensure compliance with the Securities Act, the securities laws of any state, or any other applicable law, regulation, or rule of any governmental agency.

                B. Each certificate representing the shares issued pursuant to this Agreement shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Securities Act with respect to the shares, each certificate representing such shares shall be endorsed on its face with the following legend or its equivalent:

                        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THEY HAVE BEEN REGISTERED UNDER SAID ACT OR THERE EXISTS AN EXEMPTION FROM REGISTRATION UNDER SAID ACT OR THE

                        RULES AND REGULATIONS THEREUNDER EVIDENCED BY A NO-ACTION LETTER OR AN OPINION OF COUNSEL TO THE ISSUER OR TO THE HOLDER HEREOF REASONABLY SATISFACTORY TO THE ISSUER.

        7. Restrictions. Optionee:

                A. Shall not be entitled to any type of dividend declared by Optionor, unless and until an option is exercised; and

                B. Shall not be entitled to any voting rights by virtue of an option; and

                C. Acknowledges that the options granted hereby are personal to Optionee and that Optionee may not sell, assign, transfer or otherwise dispose of such options to any other person.

        8. Anti-Dilution. If prior to the exercise of any option granted hereunder Optionor shall have effected one or more stock split-ups, stock dividends, or other increases or reductions of the number of Shares of its common stock outstanding without receiving compensation therefor in money, services or property, the number of Shares of common stock subject to the options hereby granted shall (a) if a net increase shall have been effected in the number of outstanding shares of Optionor's common stock, be proportionately increased and the cash consideration payable per Share shall be proportionately reduced; and (b) if a net reduction shall have been effected in the number of outstanding Shares of Optionor's common stock, be proportionately reduced and the cash consideration payable per Share be proportionately increased.

        9. Piggyback Registration Rights.

                A. The Optionor will permit any option shares subject to this agreement to be included, at the request of the Optionee in any registration of securities of the Optionor (other than shares of Common Stock pursuant to the Optionor's stock option plan or stock purchase plan) under a registration statement filed by the Optionor under the Securities Act. The Optionor shall provide written notice to the Optionee at least 30 days prior to the filing of any such registration statement sent by registered mail to the address of record of the Optionee. If Optionee shall deliver a written request to the Optionor within ten (10) business days after the mailing of such notice, setting forth the number of securities which he intends to sell in the public offering (the "Registered Securities"), and requesting inclusion of such Registered Securities therein, the Optionor agrees to include the Registered Securities in such registration statement and related underwriting agreements (if any) or if the Optionor eligible to use Form S-3 permit Optionee to utilize a selling shareholders Registration Statement on Form S-3. Notwithstanding the above, the Optionee may only have option shares subject to this agreement so registered one time.

                B. The parties hereto agree that if the offering is underwritten, the Registered Securities shall be for purposes of the preceding sentence underwritten by the same underwriter or underwriters on terms no less favorable than those applicable to the shares offered by the Optionor or other stockholders pursuant to such registration statement, and agree, at the request of the Optionor or such other stockholders, to join with the Optionor or such other stockholders in executing appropriate underwriting agreements with such underwriter or underwriters and to execute appropriate powers of attorney and custodian agreements in forms acceptable to the underwriter or underwriters, which agreements shall not place any restrictions upon the sale or transfer of the Registered Securities not otherwise placed on all other shareholders whose shares are registered in such registration statement. Optionee agrees that if, in spite of the best efforts of the Optionor (which the Optionor agrees to use), the inclusion of all of the Registered Securities which he may desire to include in any such registration statement shall not be acceptable to the managing underwriter or underwriters of the offering (acting reasonably and in good faith), some or all of his Registered Securities may be excluded or withdrawn from such registration statement in accordance with the following provision:
                        Optionee shall have the right to include in such registration statement such number (but only such number) of shares, as applicable, as shall bear the same relationship to the total number of Units, Warrants, or shares, as applicable, which the managing underwriter or underwriters will permit to be included in such registration statement by all holders of securities who wish to register securities in such registration statement.

                C. Optionor shall pay all expenses associated with filing and causing to become effective any registration statement and with maintaining its effectiveness excepting only (i) the underwriting discounts and commissions incurred directly on the sale of any of Optionee's Registered Securities included therein, and
                        (ii) legal expense individually incurred by Optionee, said discounts, commissions and legal expenses with respect to the sale of Optionee's shares to be borne by Optionee.

        10. Notice and Opportunity to Cure Default. In the event of a perceived default of the provisions of this agreement, Optionor agrees to provide Optionee and his counsel written notice of any default and Optionor shall have 10 days from receipt of said notice to cure the stated default.

        11. Agreement to Perform Necessary Acts. The parties hereto agree to cooperate fully with one another in executing all documents, certificates, notices, filings and the like and performing all acts reasonably necessary to carry out the intent of this agreement.

        12. Assignment and Transfer. No option granted hereby may be assigned by Optionee without the prior written consent of Optionor.

        13. Amendments. This agreement may not be modified, amended or changed except by an instrument in writing signed by the parties hereto.

        14. Litigation and Attorneys' Fees. In the event of any litigation between the parties to in connection with this Agreement or to enforce any provision or right hereunder, the unsuccessful party to such litigation shall pay to the successful party therein by such successful party, which costs, expenses and attorneys' fees shall be included as a part of any judgment rendered in such action in addition to any other relief to which the successful party may be entitled.

        IN WITNESS WHEREOF, the parties have executed this Option Agreement as of the day and year first above written.


OPTIONOR                                     OPTIONEE
Decora Industries, Inc.


By:______________________________

Its:_____________________________            _________________________
                                             [Name of Non-Employee Director]